UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991 I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On Friday February 23, 2007 the registrant’s management met with Milwaukee community leaders to discuss the economic impact of the proposed merger with Midwest Air Group, Inc.

A copy of management’s presentation slides is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 8.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Information

Certain of the statements contained herein should be considered “forward-looking statements” , including, except in connection with the Offer (as defined below) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may, “ “will, “ “expect, “ “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. (“Midwest”) and the Company, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the Company’s ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company’s ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company’s ability to use pre-merger NOLs and certain tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Subject to the Company’s obligation under Rule 14d-6(c) to promptly disclose any material change in the offer to exchange and related materials, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2005, which is available at www.sec.gov and at www.airtran.com.

Additional Information

THIS FORM 8-K RELATES, IN PART, TO THE OFFER (THE "OFFER") BY AIRTRAN, THROUGH ITS WHOLLY-OWNED SUBSIDIARY, GALENA ACQUISITION CORP. ("GALENA"), TO EXCHANGE EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK AND SERIES A JUNIOR PARTICIPATING PREFERRED STOCK AND ASSOCIATED RIGHTS OF MIDWEST AIR GROUP, INC., A WISCONSIN CORPORATION ("MIDWEST"), (COLLECTIVELY THE "RIGHTS AND TOGETHER THE "MIDWEST SHARES"), FOR CONSIDERATION CONSISTING OF A COMBINATION OF CASH AND COMMON STOCK, PAR VALUE $0.001 PER SHARE ("AIRTRAN COMMON STOCK"), OF AIRTRAN HAVING AN AGGREGATE VALUE OF $13.25 PER SHARE, COMPRISED OF $6.625 IN CASH AND 0.5884 OF A SHARE OF AIRTRAN COMMON STOCK ON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS FILED AS EXHIBIT (A)(1) TO THE SCHEDULE TO AIRTRAN HAS FILED IN CONNECTION WITH THE OFFER.

AIRTRAN ALSO HAS FILED A REGISTRATION STATEMENT (No. 333-139917) WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM S-4 RELATING TO THE AIRTRAN COMMON STOCK TO BE ISSUED TO HOLDERS OF MIDWEST SHARES IN THE OFFER (THE "REGISTRATION STATEMENT"). THE TERMS AND CONDITIONS OF THE OFFER ARE SET FORTH IN THE PROSPECTUS, WHICH IS A PART OF THE REGISTRATION STATEMENT (THE "PROSPECTUS"), AND THE RELATED LETTER OF TRANSMITTAL, WHICH ARE EXHIBITS (A)(1) AND (A)(2) TO THE SCHEDULE TO.

AIRTRAN HAS ANNOUNCED ITS INTENT TO NOMINATE MESSRS. JOHN ALBERTINE, JEFFREY ERICKSON AND CHARLES KALMBACH FOR ELECTION TO THE BOARD OF DIRECTORS OF MIDWEST. IN THE FUTURE AIRTRAN INTENDS TO FILE A PROXY STATEMENT WITH RESPECT TO THE PROPOSED TRANSACTION AND/OR NOMINATION OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS OF MIDWEST. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND, WHEN AVAILABLE, THE PROXY STATEMENT AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT, THE SCHEDULE TO AND, WHEN AVAILABLE, THE PROXY STATEMENT AND AMENDMENTS AND SUPPLEMENTS TO SUCH RESPECTIVE DOCUMENTS AT WWW.SEC.GOV. THE REGISTRATION STATEMENT, THE SCHEDULE TO AND, WHEN AVAILABLE, THE PROXY STATEMENT AND SUCH OTHER DOCUMENTS AND AMENDMENTS AND SUPPLEMENTS TO SUCH RESPECTIVE DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE FROM AIRTRAN BY DIRECTING SUCH REQUEST TO: RICHARD P. MAGURNO, CORPORATE SECRETARY, AIRTRAN HOLDINGS, INC., 9955 AIRTRAN BOULEVARD, ORLANDO, FLORIDA 32827 OR TO THE INFORMATION AGENT FOR THIS OFFERING:

INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, NEW YORK, NEW YORK 10022.

UPON THE COMMENCEMENT OF THE SOLICITATION OF PROXIES, AIRTRAN AND ITS WHOLLY OWNED SUBSIDIARIES, GALENA AND AIRTRAN NEW YORK, LLC AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND EACH OF MESSRS. JOHN ALBERTINE, JEFFREY ERICKSON AND CHARLES KALMBACH WILL BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF MIDWEST. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF AIRTRAN AND THEIR OWNERSHIP OF AIRTRAN STOCK IS SET FORTH IN THE PROXY STATEMENT FOR AIRTRAN’S 2006 ANNUAL MEETING OF SHAREHOLDERS, INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF GALENA IS SET FORTH IN SCHEDULE II OF THE OFFER TO EXCHANGE WHICH IS INCORPORATED BY REFERENCE IN THE SCHEDULE TO, INFORMATION WITH RESPECT TO THE THREE NOMINEES IS SET FORTH IN AMENDMENT NO. 10 TO THE SCHEDULE TO AND, IN EACH CASE, WILL BE CONTAINED IN THE PROXY STATEMENT TO BE MAILED TO THE STOCKHOLDERS OF MIDWEST. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Presentation provided to Milwaukee community leaders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek
Date: February 26, 2007	Stanley J. Gadek Senior Vice President Finance and Chief Financial Officer (Principal Accounting and Financial Officer)